Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of June 1, 2021 (the “Effective Date”), by and between LIFEMD, inc., a corporation incorporated under the laws of the State of Delaware (the “Company”), and each Buyer identified on the signature pages hereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”).

WHEREAS, the Buyers desire to purchase from Company, and the Company desires to sell and issue to the Buyers, upon the terms and subject to the conditions contained herein, up to Fifteen Million and No/100 United States Dollars ($15,000,000) of senior secured redeemable debentures (each in the form attached hereto as Exhibit A, the “Debenture(s)”), for a total purchase price of Fifteen Million and No/100 United States Dollars ($15,000,000) (the “Purchase Price”);

WHEREAS, the subsidiaries of the Company, LifeMD PR, LLC, a limited liability company organized and existing under the laws of Puerto Rico, and LegalSimpli Software, LLC, a limited liability company organized and existing under the laws of Puerto Rico (each, a “Guarantor” and together, the “Guarantors”), have agreed to deliver a guaranty agreement in favor of the Buyers, dated as of the date hereof (the “Guaranty Agreement”);

WHEREAS, the Company has agreed to secure all of the Company’s Obligations to Buyers under the Debentures, this Agreement and all other Transaction Documents by granting to the Buyers an unconditional and continuing security interest in all of the assets and properties of the Company, whether now existing or hereafter acquired, pursuant to a Security Agreement, dated as of the date hereof (in the form attached hereto as Exhibit B-1, the “Company Security Agreement”);

WHEREAS, the Guarantors have agreed to secure their Obligations to Buyers under the Guaranty Agreement by granting to the Buyers an unconditional and continuing security interest in all of the assets and properties of the Guarantors, whether now existing or hereafter acquired, pursuant to a Security Agreement, dated as of the date hereof (in the form attached hereto as Exhibit B-2, the “Guarantor Security Agreement”, and together with the Company Security Agreement, the “Security Agreements”);and

WHEREAS, the Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement warrants to purchase up to 1,500,000 shares of the Common Stock (each in the form attached hereto as Exhibit C, the “Warrants”), subject to adjustments, limitations and certain vesting provisions as provided therein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

ARTICLE I

RECITALS, EXHIBITS, SCHEDULES

The foregoing recitals are true and correct and, together with the Schedules and Exhibits referred to hereafter, are hereby incorporated into this Agreement by this reference.

ARTICLE II

DEFINITIONS

For purposes of this Agreement, except as otherwise expressly provided or otherwise defined elsewhere in this Agreement, or unless the context otherwise requires, the capitalized terms in this Agreement shall have the meanings assigned to them in this Article as follows:

2.1 “Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the term “control,” “controlling,” “controlled” and words of similar import, when used in this context, means, with respect to any Person, the possession, directly or indirectly, of the power to direct, or cause the direction of, management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

2.2 “Assets” means all of the properties and assets of the Person in question, as the context may so require, whether real, personal or mixed, tangible or intangible, wherever located, whether now owned or hereafter acquired.

2.3 “Business Day” means any day other than a Saturday, Sunday or a legal holiday on which federal banks are authorized or required to be closed for the conduct of commercial banking business.

2.4 “Claims” means any Proceedings, Judgments, Obligations, threats, losses, damages, deficiencies, settlements, assessments, charges, costs and expenses of any nature or kind.

2.5 “Closing” shall have the meaning given to it in Section 4.2 hereof.

2.6 “Closing Date” shall have the meaning given to it in Section 4.2 hereof.

2.7 “Common Stock” means the common stock of the Company, par value $0.01 per share.

2.8 “Consent” means any consent, approval, order or authorization of, or any declaration, filing or registration with, or any application or report to, or any waiver by, or any other action (whether similar or dissimilar to any of the foregoing) of, by or with, any Person, which is necessary in order to take a specified action or actions, in a specified manner and/or to achieve a specific result.

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2.9 “Contract” means any written or oral contract, agreement, order or commitment of any nature whatsoever, including, any sales order, purchase order, lease, sublease, license agreement, services agreement, loan agreement, mortgage, security agreement, guarantee, management contract, employment agreement, consulting agreement, partnership agreement, shareholders agreement, buy-sell agreement, option, warrant, debenture, subscription, call or put.

2.10 “Collateral” shall have the meaning given to it in the Security Agreements.

2.11 “Debenture(s)” shall have the meaning given to it in the preamble hereof.

2.12 “Effective Date” means the date so defined in the introductory paragraph of this Agreement.

2.13 “Encumbrance” means any lien, security interest, pledge, mortgage, easement, leasehold, assessment, tax, covenant, restriction, reservation, conditional sale, prior assignment, or any other encumbrance, claim, burden or charge of any nature whatsoever.

2.14 “GAAP” means generally accepted accounting principles, methods and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board, or of such other Person as may be approved by a significant segment of the U.S. accounting profession, in each case as of the date or period at issue, and as applied in the U.S. to U.S. companies.

2.15 “Governmental Authority” means any foreign, federal, state or local government, or any political subdivision thereof, or any court, agency or other body, organization, group, stock market or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

2.16 “Guarantors” shall have the meaning given to it in the recitals hereof.

2.17 “Guaranty Agreement” shall have the meaning given to it in the recitals hereof.

2.18 “Judgment” means any order, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any Governmental Authority.

2.19 “Law” means any provision of any law, statute, ordinance, code, constitution, charter, treaty, rule or regulation of any Governmental Authority.

2.20 “Leases” means all leases for real or personal property.

2.21 “Material Adverse Effect” shall mean: (i) a material adverse change in, or a material adverse effect upon, the Assets, business, prospects, properties, financial condition or results of operations of the Company; (ii) a material impairment of the ability of the Company to perform any of its Obligations under any of the Transaction Documents; or (iii) a material adverse effect on: (A) any material portion of the “Collateral” (as such term is defined in the Security Agreements); (B) the legality, validity, binding effect or enforceability against the Company of any of the Transaction Documents; (C) the perfection or priority of any Encumbrance granted to a Buyer under any Transaction Documents; or (D) the rights or remedies of the Buyers under any of the Transaction Documents. For purposes of determining whether any of the foregoing changes, effects, impairments, or other events have occurred, such determination shall be made by the Requisite Holders, in their sole, but reasonably exercised, discretion.

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2.22 “Material Contract” shall mean any Contract to which the Company is a party or by which the Company or any of its Assets are bound and which: (i) must be disclosed to any Governmental Authority or any other laws, rules or regulations of any Governmental Authority; (ii) involves aggregate payments of One Million ($1,000,000) or more to or from the Company; (iii) involves delivery, purchase, licensing or provision, by or to the Company, of any goods, services, assets or other items having a value (or potential value) over the term of such Contract of One Million ($1,000,000) or more or is otherwise material to the conduct of the Company’s business as now conducted and as contemplated to be conducted in the future; (iii) involves a contract in respect of material leasehold; (iv) imposes any guaranty, surety or indemnification obligations on the Company; or (v) prohibits the Company from engaging in any business or competing anywhere in the world.

2.23 “Obligation” means, now existing or in the future, any debt, liability or obligation of any nature whatsoever (including any required performance of any covenants or agreements), whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, voluntary or involuntary, direct or indirect, absolute, fixed, contingent, ascertained, unascertained, known, unknown, whether or not jointly owed with others, whether or not from time to time decreased or extinguished and later decreased, created or incurred, or obligations existing or incurred under this Agreement, the Debentures or any other Transaction Documents, or any other agreement between the Company and the Buyers, as such obligations may be amended, supplemented, converted, extended or modified from time to time.

2.24 “Ordinary Course of Business” means the ordinary course of business of the Person in question, consistent with past custom and practice (including with respect to quantity, quality and frequency).

2.25 “Permit” means any license, permit, approval, waiver, order, authorization, right or privilege of any nature whatsoever, granted, issued, approved or allowed by any Governmental Authority.

2.26 “Person” means any individual, sole proprietorship, joint venture, partnership, company, corporation, association, cooperation, trust, estate, Governmental Authority, or any other entity of any nature whatsoever.

2.27 “Principal Trading Market” shall mean the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the OTC Markets, the so-called OTC Pink Sheets, the NYSE Euronext or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

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2.28 “Proceeding” means any demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever.

2.29 “Real Property” means any real estate, land, building, structure, improvement, fixture or other real property of any nature whatsoever, including, but not limited to, fee and leasehold interests.

2.30 “Requisite Holders” means, individually or collectively, the holders of Debentures constituting sixty percent (60%) or of the aggregate outstanding principal balance of all Debentures issued pursuant to this Agreement.

2.31 “SEC” shall mean the United States Securities and Exchange Commission.

2.32 “Securities” means, collectively, the Debentures, the Warrants, the Warrant Shares, or the terms of this Agreement or any other Transaction Documents.

2.33 “Security Agreements” shall have the meaning given to it in the recitals hereof.

2.34 “Tax” means (i) any foreign, federal, state or local income, profits, gross receipts, franchise, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, accumulated earnings, personal holding company, unemployment compensation, social security, withholding taxes, payroll taxes, or any other tax of any nature whatsoever, (ii) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, rent, or any other fee or charge of any nature whatsoever, or (iii) any deficiency, interest or penalty imposed with respect to any of the foregoing.

2.35 “Tax Return” means any tax return, filing, declaration, information statement or other form or document required to be filed in connection with or with respect to any Tax.

2.36 “Transaction Documents” means this Agreement any and all documents or instruments executed or to be executed the Company in connection with this Agreement, including the Debentures, the Security Agreements, the Intellectual Property Security Agreement (as defined in the Security Agreements) and the Warrants, together with all modifications, amendments, extensions, future advances, renewals, and substitutions thereof.

2.37 “Warrant” shall have the meaning given to it in the recitals hereof.

2.38 “Warrant Shares” shall mean those shares of Common Stock issuable upon exercise of the Warrants to the holders thereof.

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ARTICLE III

INTERPRETATION

In this Agreement, unless the express context otherwise requires: (i) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words “Article” or “Section” refer to the respective Articles and Sections of this Agreement, and references to “Exhibit” or “Schedule” refer to the respective Exhibits and Schedules annexed hereto; (iii) references to a “party” mean a party to this Agreement and include references to such party’s permitted successors and permitted assigns; (iv) references to a “third party” mean a Person not a party to this Agreement; (v) references to the words “share” or “shareholder”, if in reference to the Company, shall refer to “units” or “unitholder” respectively and (v) the terms “dollars” and “$” means U.S. dollars; (vi) wherever the word “include,” “includes” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation”.

ARTICLE IV

PURCHASE AND SALE OF DEBENTURES AND WARRANTS

4.1 Purchase and Sale of Debentures and Warrants. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees to purchase, at the Closing, and the Company agrees to sell and issue to each Buyer, at the Closing, in exchange for such Buyer’s portion of the Purchase Price, Debentures and Warrants in the amounts, set forth on such Buyer’s signature page hereto.

4.2 Closing. The closing (the “Closing”) of the purchase and sale of the Debentures and Warrants shall take place on or following the Effective Date, subject to satisfaction of the conditions to the Closing set forth in this Agreement (the “Closing Date”), through the use of overnight mails and subject to customary escrow instructions from Buyers and their respective counsel, or in such other manner as is mutually agreed to by the Company and the Buyers.

4.3 Form of Payment. Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date: (i) each Buyer shall deliver to the Company, to a Company account designated by the Company, their respective portion of the Purchase Price on such Buyer’s signature page to this Agreement, in the form of wire transfers of immediately available U.S. dollars; and (ii) the Company shall deliver to each Buyer the Securities which such Buyer is purchasing hereunder at the Closing, duly executed on behalf of the Company, together with any other documents required to be delivered pursuant to this Agreement.

ARTICLE V

BUYERS’ REPRESENTATIONS AND WARRANTIES

Each Buyer represents and warrants to the Company, that:

5.1 Investment Purpose. Such Buyer is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

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5.2 Accredited Buyer Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act of 1933.

5.3 Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

5.4 Information. Such Buyer and its advisors, if any, have been furnished with all materials they have requested relating to the business, finances and operations of the Company and information such Buyer deemed material to making an informed investment decision regarding its purchase of the Securities. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries, nor any materials provided to such Buyer, nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives, shall modify, amend or affect such Buyer’s right to fully rely on the Company’s representations and warranties contained in Article VI below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer is in a position regarding the Company, which, based upon economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

5.5 No Governmental Review. Such Buyer understands that no United States federal or state Governmental Authority has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such Governmental Authorities passed upon or endorsed the merits of the offering of the Securities.

5.6 Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

To induce each Buyer to purchase the Securities, the Company make the following representations and warranties to each Buyer, each of which shall be true and correct in all respects as of the date of hereof, and which shall survive the execution and delivery of this Agreement:

6.1 Subsidiaries. A list of all of the Company’s Subsidiaries, direct and indirect, is set forth in Schedule 6.1 hereto.

6.2 Organization. The Company is a corporation, duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, and has the full power and authority and all necessary certificates, licenses, approvals and Permits to: (i) enter into and execute this Agreement and the Transaction Documents and to perform all of its Obligations hereunder and thereunder; and (ii) own and operate its Assets and properties and to conduct and carry on its business as and to the extent now conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its business or the ownership or use and operation of its Assets or properties requires such qualification. The exact legal name of the Company is as set forth in the preamble to this Agreement.

6.3 Authority and Approval of Agreement; Binding Effect. The execution and delivery by the Company of this Agreement and the Transaction Documents, and the performance by the Company of all of its Obligations hereunder and thereunder, including the issuance of the Securities, have been duly and validly authorized and approved by the Company and its board of directors pursuant to all applicable Laws and no other action or Consent on the part of the Company or its board of directors is necessary or required to execute this Agreement and the Transaction Documents, consummate the transactions contemplated herein and therein, perform all Obligations hereunder and thereunder, or to issue the Securities. This Agreement and each of the Transaction Documents have been duly and validly executed by the Company (and the officer executing this Agreement and all such other Transaction Documents is duly authorized to act and execute same on behalf of the Company) and constitute the valid and legally binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

6.4 Capitalization. The authorized capital stock or other capitalization of the Company, as applicable, is set forth in Schedule 6.4 attached hereto. All of such outstanding shares or other securities of the Company are validly issued, fully paid and non-assessable and have been issued in compliance with all foreign, federal and state securities laws and none of such outstanding shares or other securities were issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The Common Stock is currently quoted on the Company’s Principal Trading Market under the trading symbol “LFMD”. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation. The Company has furnished to each Buyer true, complete and correct copies of the Company’s articles of incorporation (including any certificates of designation, as applicable) (the “Organizational Documents”). Except for the Organizational Documents or as disclosed in the Public Documents, there are no other shareholder agreements, voting agreements or other Contracts of any nature or kind that restrict, limit or in any manner impose Obligations on the governance of the Company.

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6.5 No Conflicts; Consents and Approvals. The execution, delivery and performance of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance of any of the Securities, will not: (i) constitute a violation of or conflict with the Organizational Documents of the Company; (ii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, or gives to any other Person any rights of termination, amendment, acceleration or cancellation of, any provision of any Contract to which the Company is a party or by which any of its Assets or properties may be bound; (iii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, any Judgment; or (iv) constitute a violation of, or conflict with, any Law (including United States federal and state securities Laws). Except as specifically contemplated by this Agreement, the Company is not required to obtain any Consent of, from, or with any Governmental Authority, or any other Person, in order for it to execute, deliver or perform any of its Obligations under this Agreement or the Transaction Documents in accordance with the terms hereof or thereof, or to issue and sell the Securities in accordance with the terms hereof. All Consents which the Company is required to obtain pursuant to the immediately preceding sentence have been obtained or effected on or prior to the date hereof.

6.6 Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and non-assessable, and free from all Encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable United States federal and state securities Laws.

6.7 Public Documents. The Common Stock of the Company is registered pursuant to Section 12 of the Exchange Act and the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC, the Principal Trading Market, or any other Governmental Authority, as applicable (all of the foregoing filed within the two (2) years preceding the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “Public Documents”). The Company is current with its filing obligations with the SEC, the Principal Trading Market, or any other Governmental Authority, as applicable, and all Public Documents have been filed on a timely basis by the Company. The Company represents and warrants that true and complete copies of the Public Documents are available on the SEC website (www.sec.gov) at no charge to Buyers, and each Buyer acknowledges that it may retrieve all Public Documents from such websites and such Buyer’s access to such Public Documents through such website shall constitute delivery of the Public Documents to such Buyer; provided, however, that if a Buyer is unable to obtain any of such Public Documents from such websites at no charge, as a result of such websites not being available or any other reason beyond Buyer’s control, then upon request from such Buyer, the Company shall deliver to such Buyer true and complete copies of such Public Documents. None of the Public Documents, at the time they were filed with the SEC, its Principal Trading Market, or other Governmental Authority, as applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such Public Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof, which amendments or updates are also part of the Public Documents). As of their respective dates, the consolidated financial statements of the Company and its Subsidiaries included in the Public Documents complied in all material respects with applicable accounting requirements and any published rules and regulations of the SEC and its Principal Trading Market with respect thereto.

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6.8 Absence of Certain Changes. Since the date of the most recent of the Financial Statements, none of the following have occurred:

(a) There has been no event or circumstance of any nature whatsoever that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect; or

(b) Any transaction, event, action, development, payment, or any other matter of any nature whatsoever entered into by the Company other than in the Company’s Ordinary Course of Business.

6.9 Absence of Litigation or Adverse Matters. Except as set forth in the Public Documents, no condition, circumstance, event, agreement, document, instrument, restriction, litigation or Proceeding (or threatened litigation or Proceeding or basis therefor) exists which: (i) could adversely affect the validity or priority of the Encumbrances granted to the Buyers under the Transaction Documents; (ii) could adversely affect the ability of the Company to perform its Obligations under the Transaction Documents; (iii) would constitute a default under any of the Transaction Documents; (iv) would constitute such a default with the giving of notice or lapse of time or both; or (v) would constitute or give rise to a Material Adverse Effect. In addition: (vi) there is no Proceeding before or by any Governmental Authority or any other Person, pending, or the best of Company’s knowledge, threatened or contemplated by, against or affecting the Company, its business or Assets; and (vii) there are no outstanding Judgments against or affecting the Company, its business or Assets.

6.10 Liabilities and Indebtedness of the Company. The Company does not have any Obligations of any nature whatsoever, except: (i) as disclosed in the Financial Statements; or (ii) Obligations incurred in the Ordinary Course of Business since the date of the most recent Financial Statements have a Material Adverse Effect; or (iii) Obligations owed to the Buyers.

6.11 Title to Assets. The Company has good and marketable title to, or a valid leasehold interest in, all of its Assets which are material to the business and operations of the Company as presently conducted, free and clear of all Encumbrances or restrictions on the transfer or use of same. The Company’s Assets are in good operating condition and repair, ordinary wear and tear excepted, and are free of any latent or patent defects which might impair their usefulness, and are suitable for the purposes for which they are currently used and for the purposes for which they are proposed to be used.

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6.12 Real Estate. Except as set forth on Schedule 6.12, the Company does not own any Real Property.

6.13 Compliance with Laws. To the knowledge of the Company and its officers, the Company is in full compliance with all Laws.

6.14 Intellectual Property. The Company owns or possesses adequate and legally enforceable rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and all other intellectual property rights necessary to conduct its business as now conducted (collectively, the “IP Rights”). All IP Rights, and any federal, state, local or foreign patent and trademark office, or functional equivalent thereof where any such IP Rights may be filed or registered, is set forth in Schedule 6.14. All of the IP Rights are owned by the Company, except for IP Rights licensed by the Company, which licensed IP Rights are specifically outlined and described in Schedule 6.14.

6.15 Labor and Employment Matters. The Company is not involved in any labor dispute or, to the knowledge of the Company, is any such dispute threatened. To the knowledge of the Company and its officers, none of the employees of the Company is a member of a union and the Company believes that its relations with its employees are good. To the knowledge of the Company and its officers, the Company has complied in all material respects with all Laws relating to employment matters, civil rights and equal employment opportunities.

6.16 Employee Benefit Plans. Except as disclosed to each Buyer in writing prior to the date hereof, the Company does not have and have not ever maintained, and has no Obligations with respect to any employee benefit plans or arrangements, including employee pension benefit plans, as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), multiemployer plans, as defined in Section 3(37) of ERISA, employee welfare benefit plans, as defined in Section 3(1) of ERISA, deferred compensation plans, stock option plans, bonus plans, stock purchase plans, hospitalization, disability and other insurance plans, severance or termination pay plans and policies, whether or not described in Section 3(3) of ERISA, in which employees, their spouses or dependents of the Company participate (collectively, the “Employee Benefit Plans”). To the Company’s knowledge, all Employee Benefit Plans meet the minimum funding standards of Section 302 of ERISA, where applicable, and each such Employee Benefit Plan that is intended to be qualified within the meaning of Section 401 of the Internal Revenue Code of 1986 is qualified. No withdrawal liability has been incurred under any such Employee Benefit Plans and no “Reportable Event” or “Prohibited Transaction” (as such terms are defined in ERISA), has occurred with respect to any such Employee Benefit Plans, unless approved by the appropriate Governmental Authority. To the Company’s knowledge, the Company has promptly paid and discharged all Obligations arising under ERISA of a character which if unpaid or unperformed might result in the imposition of an Encumbrance against any of its Assets or otherwise have a Material Adverse Effect.

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6.17 Tax Matters. The Company has made and timely filed all Tax Returns required by any jurisdiction to which it is subject, and each such Tax Return has been prepared in compliance with all applicable Laws, and all such Tax Returns are true and accurate in all respects. Except and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported Taxes, the Company has timely paid all Taxes shown or determined to be due on such Tax Returns, except those being contested in good faith, and the Company has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such Tax Returns apply. There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has withheld and paid all Taxes to the appropriate Governmental Authority required to have been withheld and paid in connection with amounts paid or owing to any Person. There is no Proceeding or Claim for refund now in progress, pending or threatened against or with respect the Company regarding Taxes.

6.18 Insurance. The Company is covered by valid, outstanding and enforceable policies of insurance which were issued to it by reputable insurers of recognized financial responsibility, covering its properties, Assets and businesses against losses and risks normally insured against by other corporations or entities in the same or similar lines of businesses as the Company and in coverage amounts which are prudent and typically and reasonably carried by such other corporations or entities (the “Insurance Policies”). Such Insurance Policies are in full force and effect, and all premiums due thereon have been paid. None of the Insurance Policies will lapse or terminate as a result of the transactions contemplated by this Agreement.

6.19 Permits. The Company possesses all Permits necessary to conduct its business, and the Company has not received any notice of, or is otherwise involved in any Proceedings relating to, the revocation or modification of any such Permits. All such Permits are valid and in full force and effect.

6.20 Business Locations. The Company has no offices or places of business other than as identified on Schedule 6.20 and the Company’s principal places of business and chief executive offices are indicated on Schedule 6.20. All books and records of the Company and other material Assets of the Company are held or located at the location indicated on Schedule 6.20.

6.21 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to Assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for Assets is compared with the existing Assets at reasonable intervals and appropriate action is taken with respect to any differences..

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6.22 Brokerage Fees. There is no Person acting on behalf of the Company who is entitled to or has any claim for any brokerage or finder’s fee or commission in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby.

6.23 No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or issuance of the Securities.

6.24 No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of such securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

6.25 Private Placement. No registration under the Securities Act or the laws, rules or regulation of any other governmental authority is required for the issuance of the Securities.

ARTICLE VII

COVENANTS

7.1 Negative Covenants.

(a) Indebtedness. So long as any Buyer owns, legally or beneficially, any of the Debentures, the Company shall not without the prior written consent of the Requisite Holders, either directly or indirectly, create, assume, incur or have outstanding any indebtedness for borrowed money of any nature or kind (including purchase money indebtedness), or become liable, whether as endorser, guarantor, surety or otherwise, for any Obligation of any other Person, except for: (i) the Debentures; (ii) Obligations disclosed in the financial statements provided to the Buyers as of the Effective Date; and (iii) Obligations for accounts payable not overdue by more than 90 days, other than for money borrowed, incurred in the Ordinary Course of Business of the Company.

(b) Encumbrances. So long as any Buyer owns, legally or beneficially, any of the Debentures, the Company shall not, either directly or indirectly, create, assume, incur or suffer or permit to exist any Encumbrance upon any Asset of the Company, whether owned at the date hereof or hereafter acquired other than Permitted Liens (as defined in the Security Agreements).

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(c) Transfer; Merger. So long as any Buyer owns, legally or beneficially, any of the Debentures, the Company shall not, either directly or indirectly, permit or enter into any transaction involving a “Change of Control” (as hereinafter defined), or any other merger, consolidation, sale, transfer, license, Lease, Encumbrance or other disposition of its Assets, except for the sale, lease or licensing of property or Assets of the Company in the Ordinary Course of Business of the Company. For purposes of this Agreement, the term “Change of Control” shall mean (i) any sale, conveyance, assignment or other transfer, directly or indirectly, of any ownership interest of the Company which results in any change in the identity of the individuals or entities previously having the power to direct, or cause the direction of, the management and policies of the Company, or the grant of a security interest in any ownership interest of any Person directly or indirectly controlling the Company, which could result in a change in the identity of the individuals or entities previously having the power to direct, or cause the direction of, the management and policies of the Company or (ii) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than any Buyer or Affiliate thereof, shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 35% or more of the ordinary voting power for the election of directors of the Company (determined on a fully diluted basis).

(f) Business Activities; Change of Legal Status and Organizational Documents. The Company shall not: (i) engage in any line of business other than the businesses engaged in as of the Effective Date and business reasonably related thereto; (ii) change its name, organizational identification number (if applicable), its type of organization, its jurisdiction of organization or other legal structure; or (iii) permit its Certificate of Incorporation, Bylaws or other organizational documents to be amended or modified in any way materially adverse to the interests of the Buyers.

(g) Transactions with Affiliates. The Company shall not enter into any transaction with any of its Affiliates, officers, directors, employees or other insiders, except in the Ordinary Course of Business and upon fair and reasonable terms that are no less favorable to the Company than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate of the Company

(h) Restricted Payments. The Company shall not make any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any indebtedness, pay any earn-out payment, seller debt or deferred purchase price payments, declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any capital stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property.

(i) Investments. The Company shall not make any advance, loan, extension of credit (by way of guarantee or otherwise) or capital contribution to, or purchase any capital stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person, excluding, for the avoidance of doubt, (x) investments into the Company’s Subsidiaries, LifeMD PR, LLC and LegalSimpli Software, LLC, and (y) accounts receivable arising in the ordinary course of business, except extensions of trade credit in the ordinary course of business and investments in cash and cash equivalents.

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7.2 Affirmative Covenants.

(a) Corporate Existence. The Company shall at all times preserve and maintain its: (i) existence and good standing in the jurisdiction of its organization; and (ii) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary, and shall at all times continue as a going concern in the business which the Company is presently conducting.

(b) Tax Liabilities. The Company shall at all times pay and discharge all Taxes upon, and all Claims (including claims for labor, materials and supplies) against any Company or any of its properties or Assets, before the same shall become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are being maintained.

(c) Notice of Proceedings. The Company shall, promptly, but not more than five (5) Business Days after knowledge thereof shall have come to the attention of any officer of the Company, give written notice to the Buyers of all threatened or pending Proceedings before any Governmental Authority or otherwise affecting the Company or any of its Assets.

(d) Material Adverse Effect. The Company shall give immediate written notice to the Buyers of any event, circumstance, fact or other matter that could in any way have or be reasonably expected to have a Material Adverse Effect.

(e) Maintain Property. The Company shall at all times maintain, preserve and keep all of its Assets in good repair, working order and condition, normal wear and tear excepted, and shall from time to time, as the Company deems appropriate in its reasonable judgment, make all needful and proper repairs, renewals, replacements, and additions thereto so that at all times the efficiency thereof shall be fully preserved and maintained.

(f) Maintain Insurance. The Company shall at all times insure and keep insured with insurance companies reasonably acceptable to the Requisite Holders, all insurable property owned by the Company which is of a character usually insured by companies similarly situated and operating like properties, against loss or damage from environmental, fire and such other hazards or risks as are customarily insured against by companies similarly situated and operating like properties; and shall similarly insure employers’, public and professional liability risks.

(g) ERISA Liabilities; Employee Plans. The Company shall: (i) keep in full force and effect any and all Employee Plans which are presently in existence or may, from time to time, come into existence under ERISA, and not withdraw from any such Employee Plans, unless such withdrawal can be effected or such Employee Plans can be terminated without liability to the Company; (ii) make contributions to all of such Employee Plans in a timely manner and in a sufficient amount to comply with the standards of ERISA, including the minimum funding standards of ERISA; (iii) comply with all material requirements of ERISA which relate to such Employee Plans; (iv) notify Buyers immediately upon receipt by the Company of any notice concerning the imposition of any withdrawal liability or of the institution of any Proceeding or other action which may result in the termination of any such Employee Plans or the appointment of a trustee to administer such Employee Plans; (v) promptly advise Buyers of the occurrence of any “Reportable Event” or “Prohibited Transaction” (as such terms are defined in ERISA), with respect to any such Employee Plans; and (vi) amend any Employee Plan that is intended to be qualified within the meaning of Section 401 of the Internal Revenue Code of 1986 to the extent necessary to keep the Employee Plan qualified, and to cause the Employee Plan to be administered and operated in a manner that does not cause the Employee Plan to lose its qualified status.

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(h) Reporting Status; Listing. So long as any Buyer owns, legally or beneficially, any of the Securities, the Company shall: (i) file in a timely manner all reports required to be filed under the Securities Act, the Exchange Act or any securities Laws and regulations thereof applicable to the Company of any state of the United States, or by the rules and regulations of the Principal Trading Market; (ii) not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination; (iii) if required by the rules and regulations of the Principal Trading Market, promptly secure the listing of any shares of Common Stock issuable to a Buyer under any of the Transaction Documents upon the Principal Trading Market (subject to official notice of issuance) and, take all reasonable action under its control to maintain the continued listing, quotation and trading of its Common Stock (including, without limitation, any shares of Common Stock issuable to Buyers under any of the Transaction Documents) on the Principal Trading Market, and the Company shall comply in all respects with the Company’s reporting, filing and other Obligations under the bylaws or rules of the Principal Trading Market, the Financial Industry Regulatory Authority, Inc. and such other Governmental Authorities, as applicable and (iv) within five (5) days of filing, provide to each Buyer copies of all periodic and other reports, proxy statements and other materials filed by the Company with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be.

7.3 Share Reserve. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Warrant Shares upon exercise of the Warrants (collectively, the “Share Reserve”). The Company represents that it has sufficient authorized and unissued shares of Common Stock available to create the Share Reserve after considering all other commitments that may require the issuance of Common Stock. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full exercise of the Warrants.

7.4 Proceeds of the Company’s At-The-Market Offerings. Until such time as the Obligations shall have been paid in full, the Company shall apply thirty-five percent (35%) of the gross proceeds received by the Company from At-The-Market offerings of its Common Stock to partial redemptions of each Debenture on a pro rata basis.

7.5 Use of Proceeds. Borrower shall use the proceeds of the Debentures as working capital and to fund its general corporate purposes.

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ARTICLE VIII

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS TO SELL

The obligation of the Company hereunder to issue and sell the Securities to the Buyers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

8.1 Each Buyer shall have executed the Transaction Documents and delivered them to the Company.

8.2 The representations and warranties of each Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and each Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

8.3 The Company shall have received such certificates, confirmations, resolutions, acknowledgements or other documentation necessary or advisable from all applicable Governmental Authorities, as the Company may require in order to evidence such Governmental Authorities’ approval of this Agreement, the Transaction Documents and the purchase of the Debentures and Warrants contemplated hereby.

ARTICLE IX

CONDITIONS PRECEDENT TO THE BUYERS’ OBLIGATIONS TO PURCHASE

The obligation of each Buyer hereunder to purchase the Debentures and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions (in addition to any other conditions precedent elsewhere in this Agreement), provided that these conditions are for such Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion:

9.1 The Company shall have executed and delivered the Transaction Documents and delivered the same to each Buyer.

9.2 The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article VI above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

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9.3 The Company shall have executed and delivered to each Buyer an officer’s certificate, certified as true, complete and correct by an officer of the Company, in substance and form required by the Requisite Holders, which closing certificate shall include and attach as exhibits: (i) a true copy of a certificate of good standing evidencing the incorporation and good standing of Company from the Secretary of State of Delaware; (ii) the Company’s Organizational Documents; and (iii) copies of the resolutions of the board of directors of the Company as adopted by the Company’s board of directors, in a form acceptable to the Requisite Holders.

9.4 The Company shall have delivered UCC financing statements in form and substance reasonably satisfactory to the Requisite Holders for filing with the appropriate filing offices to perfect the Secured Parties’ (as defined in the Security Agreements) liens in and to the Collateral in which a security interest may be perfected by the filing of financing statements.

9.5 The Company shall have delivered certified copies, dated as of a recent date, of customary lien searches with respect to the Company accompanied by written evidence (including any UCC termination statements) that the liens indicated in any such financing statements either constitute Permitted Liens (as defined in the Security Agreements) or have been or will be terminated or released.

9.6 No event shall have occurred which could reasonably be expected to have a Material Adverse Effect.

9.7 The Company shall have executed such other agreements, certificates, confirmations or resolutions as the Buyers may require to consummate the transactions contemplated by this Agreement and the Transaction Documents, including a closing statement and joint disbursement instructions as may be required by Buyers.

ARTICLE X

INDEMNIFICATION

10.1 Company’s Obligation to Indemnify. In consideration of each Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company hereby agrees to defend and indemnify each Buyer and its Affiliates and subsidiaries and their respective directors, officers, employees, agents and representatives, and the successors and assigns of each of them (collectively, the “Buyer Indemnified Parties”) and Company does hereby agree to hold the Buyer Indemnified Parties harmless, from and against any and all Claims made, brought or asserted against the Buyer Indemnified Parties, or any one of them, and Company hereby agrees to pay or reimburse the Buyer Indemnified Parties for any and all Claims payable by any of the Buyer Indemnified Parties to any Person, including reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, and costs of investigation, as a result of, or arising out of, or relating to: (i) any material misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; (ii) any material breach of any covenant, agreement or Obligation of the Company contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (iii) any Claims brought or made against the Buyer Indemnified Parties, or any one of them, by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Transaction Documents or any other instrument, document or agreement executed pursuant hereto or thereto.

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ARTICLE XI

MISCELLANEOUS

11.1 Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	LifeMD, Inc.
800 Third Avenue, Suite 2800
New York, New York
Attention: Marc Benathen
E-Mail: marc@lifemd.com

With a copy to:	Lucosky Brookman LLP
(which shall not constitute notice)	101 Wood Avenue South, 5th Floor
Woodbridge, NJ 08830
Attn: Seth A. Brookman, Esq.
E-Mail: sbrookman@lucbro.com

If to a Buyer:	To the address set forth on such Buyer’s signature page hereto.

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a business day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

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11.2 Entire Agreement. This Agreement and the other Transaction Documents: (i) are valid, binding and enforceable against the Company and Buyers in accordance with its provisions and no conditions exist as to their legal effectiveness; (ii) constitute the entire agreement among the parties; and (iii) are the final expression of the intentions of the Company and Buyers. No promises, either expressed or implied, exist between the Company and Buyers unless contained herein or in the Transaction Documents. This Agreement and the Transaction Documents supersede all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof.

11.3 Amendments; Waivers. No amendment, modification, termination, discharge or waiver of any provision of this Agreement or of the Transaction Documents shall in any event be effective unless the same shall be in writing and signed by the parties.

11.4 WAIVER OF JURY TRIAL. BUYERS AND THE COMPANY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY TRANSACTION DOCUMENT OR ANY OF THE OBLIGATIONS HEREUNDER, THE COLLATERAL, OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH BUYERS AND THE COMPANY ARE ADVERSE PARTIES.

11.5 MANDATORY FORUM SELECTION. THE COMPANY AND BUYERS IRREVOCABLY AGREE THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT ANY OTHER TRANSACTION DOCUMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH NEW YORK LAW. EACH OF THE COMPANY AND BUYERS HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID DISTRICT, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

11.6 Binding Effect. This Agreement shall become effective upon execution by the Company and Buyers.

11.7 Governing Law. This Agreement and all other Transaction Documents shall be delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

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11.8 Enforceability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

11.15 Interpretation. If any provision in this Agreement requires judicial or similar interpretation, the judicial or other such body interpreting or construing such provision shall not apply the assumption that the terms hereof shall be more strictly construed against one party because of the rule that an instrument must be construed more strictly against the party which itself or through its agents prepared the same. The parties hereby agree that all parties and their agents have participated in the preparation hereof equally.

11.18 Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

11.19 Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf’ format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf’ signature page was an original thereof.

11.20 Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

11.21 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year set forth above.

COMPANY:

LIFEMD, INC.

By:
Name:	Justin Schrieber
Title:	CEO

[Signature Page Securities Purchase Agreement]

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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Buyer: [              ]

Signature of Authorized Signatory of Buyer: _______________

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Buyer:

Address for Delivery of Securities to Buyer (if not same as address for notice):

Purchase Price: $15,000,000.00

$15,000,000.00 principal amount of Debenture

Warrant for 1,500,000 shares of Common Stock

EIN Number of Buyer:

[Signature Page - Securities Purchase Agreement]

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